FOREIGN OPERATIONS	12 Months Ended
Dec. 31, 2011
FOREIGN OPERATIONS
19.	FOREIGN OPERATIONS

Operations

All of the Group’s operations are carried out and all of its assets are located in the PRC. Accordingly, the Group’s business, financial condition and results of operations may be influenced by the political, economic and legal environments in the PRC. The Group’s business may be influenced by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency fluctuation and remittances and methods of taxation, among other things.

Dividends and reserves

Under laws of the PRC, net income after taxation can only be distributed as dividends after appropriation has been made for the following: (i) cumulative prior years' losses, if any; (ii) allocations to the "Statutory Surplus Reserve" of at least 10% of net income after tax, as determined under PRC accounting rules and regulations, until the fund amounts to 50% of the registered capital of the Company’s subsidiary, Henan Green; (iii) allocations of 5-10% of income after tax, as determined under PRC accounting rules and regulations, to Henan Green's "Statutory Common Welfare Fund", which is established for the purpose of providing employee facilities and other collective benefits to employees in China; and (iv) allocations to any discretionary surplus reserve, if approved by equity stockholders.

The registered capital of the Company's subsidiary, Henan Green, has been increased to $83.6 million as of December 31, 2011, according to the PRC law, Henan Green is required to transfer 10% of its net profit to the statutory surplus reserve till reaches 50% of its total registered capital (i.e approximately $41.8 million).